John Hancock
Real Estate Securities Fund
Quarterly portfolio holdings 5/31/2023

Fund’s investments
As of 5-31-23 (unaudited)
	Shares	Value
Common stocks 99.2%		$240,703,309
(Cost $215,416,403)
Consumer discretionary 2.9%		6,991,918
Hotels, restaurants and leisure 2.9%
Hyatt Hotels Corp., Class A	37,053	3,982,456
Wynn Resorts, Ltd.	30,491	3,009,462
Health care 0.8%		2,078,911
Health care providers and services 0.8%
HCA Healthcare, Inc.	7,869	2,078,911
Industrials 1.2%		2,885,412
Construction and engineering 1.2%
WillScot Mobile Mini Holdings Corp. (A)	66,978	2,885,412
Real estate 94.3%		228,747,068
Diversified REITs 1.8%
Empire State Realty Trust, Inc., Class A	689,304	4,253,006
Health care REITs 10.4%
CareTrust REIT, Inc.	317,999	6,169,181
Ventas, Inc.	143,968	6,210,780
Welltower, Inc.	173,604	12,952,592
Hotel and resort REITs 2.0%
Ryman Hospitality Properties, Inc.	54,055	4,958,465
Industrial REITs 18.9%
EastGroup Properties, Inc.	30,434	5,009,741
Plymouth Industrial REIT, Inc.	209,739	4,595,381
Prologis, Inc.	260,801	32,482,765
Rexford Industrial Realty, Inc.	68,624	3,735,891
Office REITs 1.0%
Corporate Office Properties Trust	101,642	2,319,470
Real estate management and development 0.8%
CBRE Group, Inc., Class A (A)	26,531	1,987,703
Residential REITs 18.7%
American Homes 4 Rent, Class A	219,299	7,517,570
Apartment Income REIT Corp.	81,440	2,825,154
Equity Residential	190,417	11,577,354
Independence Realty Trust, Inc.	154,339	2,665,435
Sun Communities, Inc.	49,095	6,216,900
UDR, Inc.	243,912	9,675,989
Veris Residential, Inc. (A)	305,516	4,937,139
Retail REITs 15.2%
Agree Realty Corp.	85,784	5,532,210
Brixmor Property Group, Inc.	343,706	6,884,431
Getty Realty Corp.	165,935	5,686,592
Kimco Realty Corp.	119,209	2,191,061
NETSTREIT Corp.	202,114	3,526,889
Phillips Edison & Company, Inc.	115,771	3,358,517
Simon Property Group, Inc.	51,119	5,375,163
Tanger Factory Outlet Centers, Inc.	210,222	4,282,222
Specialized REITs 25.5%
American Tower Corp.	23,646	4,361,268
CubeSmart	117,041	5,201,302
2	JOHN HANCOCK REAL ESTATE SECURITIES FUND | QUARTERLY REPORT	SEE NOTES TO FUND’S INVESTMENTS

	Shares	Value
Real estate (continued)
Specialized REITs (continued)
Equinix, Inc.	28,222	$21,040,912
Iron Mountain, Inc.	77,556	4,143,042
Life Storage, Inc.	36,927	4,704,131
Public Storage	46,424	13,151,919
VICI Properties, Inc.	297,992	9,216,893

	Yield (%)	Shares	Value
Short-term investments 0.4%			$979,836
(Cost $979,836)
Short-term funds 0.4%			979,836
State Street Institutional U.S. Government Money Market Fund, Premier Class	5.0038(B)	979,836	979,836

Total investments (Cost $216,396,239) 99.6%	$241,683,145
Other assets and liabilities, net 0.4%	903,198
Total net assets 100.0%	$242,586,343

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 5-31-23.
SEE NOTES TO FUND’S INVESTMENTS	QUARTERLY REPORT | JOHN HANCOCK REAL ESTATE SECURITIES FUND	3

Notes to Fund’s investments (unaudited)
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the Advisor’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.
In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
As of May 31, 2023, all investments are categorized as Level 1 under the hierarchy described above.
Investment in affiliated underlying funds. The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust	—	—	$252,200	$(252,250)	$50	—	$22	—	—
For additional information on the fund’s significant accounting policies and risks, please refer to the fund’s most recent semiannual or annual shareholder report and prospectus.
4	|